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                                                                   Exhibit 10.44
                                                                   -------------

                                AMENDMENT NO. 8
                                       TO
                            SHAREHOLDERS' AGREEMENT
                                       OF
                               KIRIN-AMGEN, INC.

          THIS AMENDMENT NO. 8 TO SHAREHOLDERS' AGREEMENT OF KIRIN-AMGEN, INC., a Delaware corporation ("K-A") ("Amendment No. 8"), dated May 28, 1993, and made effective as of November 13, 1990, is made and entered into by and among KIRIN BREWERY, CO., LTD., a Japanese corporation ("Kirin"), AMGEN INC., a Delaware corporation ("Amgen"), and K-A.

                                   RECITALS
                                   --------

          A. The parties hereto are parties to that certain Shareholders' Agreement of K-A dated May 11, 1984, as amended ("Shareholders' Agreement").

          B. The parties hereto have entered into various agreements with each other and third parties with respect to the glycoprotein molecule consisting of the amino acid sequence of granulocyte-colony stimulating factor or "G-CSF," as such agreements are more particularly described below.

          C. The parties have benefitted from their relationship with respect to G-CSF and desire to adopt this Amendment No. 8 to clarify their agreements and understandings with respect to G-CSF and the payment of royalties on the commercial sale of G-CSF products ("G-CSF Products") throughout the world.

          D. Pursuant to that certain Agreement by and between Sloan-Kettering Institute for Cancer Research ("SKI") and Amgen dated February 12, 1986, as amended ("SKI Agreement"), K-A is defined as an affiliate of Amgen thereunder.


          NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.   Royalties for G-CSF Product Sales in the United States.
     ------------------------------------------------------

          a.   Acknowledgements. The parties hereto acknowledge the
               ----------------
following:

               (1) Pursuant to that certain G-CSF United States License Agreement dated June 1, 1987, by and between K-A and Amgen, as amended ("G-CSF United States License Agreement"), Amgen is obligated to pay to K-A royalties on the Sales Value (as defined therein) of G-CSF Products in the United States equal to between zero percent (0%) and five percent (5%).

               (2) Pursuant to that certain Agreement dated February 12, 1986, by and between Sloan-Kettering Institute for Cancer Research, a not-for-profit corporation of the State of New York ("SKI"), and Amgen, as amended ("SKI Agreement"), as further amended by that certain Amendment No. 2 to the SKI Agreement dated November 13, 1990, by and between SKI and Amgen (together with the SKI Agreement, collectively, "Amended SKI Agreement"), Amgen is obligated to pay to SKI royalties on the Net Sales (as defined therein) of G-CSF Products in the United States each year equal to three percent (3%) of such Net Sales in excess of three hundred and fifty million dollars ($350,000,000) (which royalties may be reduced as provided in the Amended SKI Agreement in the event that Amgen pays royalties with respect to the sale of such G-CSF Products in such territory to a third party or parties based upon the patent rights of such third party or parties.

               (3) Pursuant to the G-CSF United States License Agreement, (a) K-A is obligated to bear responsibility for royalties payable by Amgen to SKI pursuant to the Amended SKI Agreement for sales of G-CSF Products in the United States, up to five percent (5%), and (b) Amgen is obligated to bear responsibility for all such royalties in excess of five percent (5%).

               (4) In addition to the royalties described above, the Amended SKI Agreement requires Amgen to pay to SKI two milestone payments of ten million dollars ($10,000,000) and fifteen million dollars ($15,000,000), respectively, upon the occurrence of the events described in the Amended SKI Agreement, subject to the terms set forth therein.

          b.   Understandings and Agreements. It is understood and hereby
               -----------------------------
        agreed to by the parties that Amgen shall have satisfied its obligations under the G-CSF United States License Agreement with respect to the royalties payable by Amgen to K-A on sales of G-CSF Products in the United States, and K-A shall have satisfied its obligations under the G-CSF United States License Agreement with respect to the royalties payable by K-A to SKI on sales of G-CSF Products in the United states, if Amgen shall pay directly to SKI the royalties required to be paid by Amgen to SKI under the Amended SKI Agreement with respect to sales of G-CSF Products in the United States.

2.   Royalties for G-CSF Product Sales in Japan.
     ------------------------------------------

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               a.   Acknowledgements. The parties hereto acknowledge the
                    ----------------
following:

                    (1) Pursuant to the G-CSF Japanese License Agreement dated June 1, 1987, by and between K-A and Kirin, as amended (the "G-CSF Japanese License Agreement"), Kirin is obligated to pay to K-A royalties on the Sales Value (as defined therein) of G-CSF Products in Japan equal to between zero percent (0%) and five percent (5%).

                    (2) Pursuant to the Amended SKI Agreement, Amgen is obligated to pay to SKI royalties equal to five percent (5%) of Net Sales (as defined therein) of G-CSF Products in Japan (which royalties may be reduced as provided in the Amended SKI Agreement in the event that Amgen pays to a third party or parties based upon the patent rights of such third party or parties).

                    (3) Pursuant to the G-CSF Japanese License Agreement, K-A is obligated to bear responsibility for all royalties payable by Amgen to SKI pursuant to the Amended SKI Agreement on sales of G-CSF Products in Japan.

                  b.  Understandings and Agreements. It is understood and hereby
                      -----------------------------
agreed to by the parties that Kirin shall have satisfied its obligations under the G-CSF Japanese License Agreement with respect to the royalties payable by Kirin to K-A on sales of G-CSF Products in Japan if Kirin shall pay to K-A royalties equal to the royalties required to be paid by Amgen to SKI under the Amended SKI Agreement with respect to sales of G-CSF Products in Japan. The parties hereto confirm that in accordance with the terms of the G-CSF Japanese License Agreement, K-A shall pay to SKI all royalties payable by Amgen to SKI pursuant to the Amended SKI Agreement for sales of G-CSF Products in Japan.

                  To the extent that K-A realizes a tax benefit from the use of any withholding tax originating from the royalty payments made by Kirin to K-A, after first using all tax withholdings that originated from K-A's business operations, K-A shall pay to SKI the amount of any such benefit realized. Kirin shall provide to K-A, on a timely basis, copies of tax receipts issued by the government of Japan relating to the required payments.


3.   Royalties for G-CSF Product Sales in Europe
-------------------------------------------

                  a.  Acknowledgements. The parties hereto acknowledge the
                      ----------------
following:

                      (1) Pursuant to that certain G-CSF European License Agreement dated December 30, 1986, by and between K-A and Amgen, as amended ("G-CSF European License Agreement"), Amgen is obligated to pay to K-A royalties on the Sales Value (as defined therein) of G-CSF Products in Europe (including European Community and non-European Community countries) equal to ten percent (10%). Pursuant to the G-CSF European License Agreement, Amgen also is required to pay to K-A certain milestone payments as set forth therein, upon the occurrence of the events described in the G-CSF European License Agreement and subject to the terms set forth therein.

                      (2) Pursuant to the Amended SKI Agreement, Amgen is obligated to pay to SKI royalties equal to five percent (5%) of Net Sales (as defined therein) of G-CSF Products in Europe (which royalties shall be reduced as provided in the Amended SKI Agreement in the event that Amgen pays royalties on sales of such G-CSF Products in such territory to a third party or parties based upon the patent rights of such third party or parties). The parties hereby acknowledge that such royalties currently paid by Amgen with respect to sales of G-CSF Products in Europe include (a) royalties to the Board of Trustees of Leland Stanford Junior University equal to one-half of one percent (.5%) of net sales of G-CSF Products, and (b) royalties paid to Nycomed Pharma AS equal to between one and one-half percent (1.5%) and five-hundredths of one percent (.05), with the applicable percentage to depend on the worldwide net sales of G-CSF Products in a given royalty period. The parties acknowledge and agree that Amgen may be obligated to pay such additional royalties in the future.

                      (3) Pursuant to the G-CSF European License Agreement, K-A and Amgen each are obligated to bear the responsibility for one-half (1/2) of all royalties payable by Amgen to SKI pursuant to the Amended SKI Agreement on sales of G-CSF Products in Europe.

                      (4) Pursuant to that certain Agreement on G-CSF in the EC dated September 26, 1988, by and between Amgen and F. Hoffman LaRoche & Co., Limited Company, a Switzerland corporation ("Roche"), as amended ("Roche EC Agreement"), Amgen and Roche have agreed to share on a 60/40 basis (with the higher proportion to Amgen) the Operating Profit or Operating Loss (each as defined in the Roche EC Agreement), as the case may be, relating to the sale of G-CSF Products in the countries comprisingthe European Community, subject to the terms set forth therein. Pursuant to the Roche EC Agreement, Roche also is obligated to pay to Amgen certain milestone payments, as set forth therein, upon the occurrence of the events set forth in the Roche EC Agreement and subject to the terms set forth therein.

                      (5) Pursuant to that certain Agreement on G-CSF on Certain European Countries dated January 1, 1989, by and between Amgen and Roche ("Roche Non-EC Agreement"), Roche is obligated to pay to Amgen royalties on Net Sales (as defined therein) of G-CSF Products in certain European countries, other than the countries comprising the European Community, equal to twenty five percent (25%) of Net Sales (as defined therein) of G-CSF Products in each country where relevant patents exist until

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August 22, 2006 (subject to reduction to sixteen percent (16%) of such Net Sales of G-CSF Products in applicable countries in the event of significant unlicensed competition by third parties in such countries, as described in the Roche Non-EC Agreement), and sixteen percent (16%) of such Net Sales of G-CSF Products in each country where such patents have expired, or where no patent otherwise exists, until August 22, 2006.

                  b.  Understandings and Agreements. It is understood
                      -----------------------------
and hereby agreed by the parties that Amgen shall have satisfied its obligations under the G-CSF European License Agreement with respect to the royalties payable by Amgen to K-A on sales of G-CSF Products in Europe, and K-A shall have satisfied its obligations under the G-CSF European License Agreement with respect to the royalties payable by K-A to SKI on sales of G-CSF Products in Europe, if (i) Amgen shall pay to K-A the royalties payable to K-A under the G-CSF European License Agreement, reduced by one-half (1/2) of all of the royalties payable by K-A to SKI pursuant to the G-CSF European License Agreement, and (ii) Amgen shall further pay to SKI all of the royalties payable by Amgen to SKI under the Amended SKI Agreement on sales of G-CSF Products in Europe.


4.   Royalties for G-CSF Product Sales in Australia, Canada and New
     --------------------------------------------------------------
     Zealand.
     -------

                  a.  Acknowledgements. The parties hereto acknowledge the
                      ----------------
following:

                      (1) Pursuant to that certain G-CSF Australia, Canada and New Zealand License Agreement dated October 20, 1988, by and between K-A and Amgen, as amended ("G-CSF Australian License Agreement"), Amgen is obligated to pay to K-A royalties on the Sales Value (as defined therein) of G-CSF Products in Australia, Canada and New Zealand equal to ten percent (10%).

                      (2) Pursuant to the Amended SKI Agreement, Amgen is obligated to pay to SKI royalties equal to five percent (5%) of Net Sales (as defined therein) of G-CSF Products in Australia, Canada and New Zealand (which royalties may be reduced as provided in the Amended SKI Agreement in the event that Amgen pays royalties on sales of such G-CSF Products in such territory to a third party or parties based upon the patent rights of such third party or parties).

                      (3) Pursuant to the G-CSF Australian License Agreement, K-A is obligated to bear responsibility for all royalties payable by Amgen to SKI pursuant to the Amended SKI Agreement on sales of G-CSF Products in Australia, Canada and New Zealand.

                  b.  Understandings and Agreements. It is understood and hereby
                      -----------------------------
agreed by the parties that Amgen shall have satisfied its obligations under the G-CSF Australian License Agreement with respect to royalties payable by Amgen to K-A on sales of G-CSF Products in Australia, Canada and New Zealand, and K-A shall have satisfied its obligations under the G CSF Australian License Agreement with respect to the royalties payable by K-A to SKI on sales of G-CSF Products in Australia, Canada and New Zealand, if (i) Amgen shall pay to K-A the royalties payable to K-A under the G-CSF Australian License Agreement, reduced by the royalties payable by K-A to SKI pursuant to the G-CSF Australian License Agreement, and (ii) Amgen shall further pay to SKI all of the royalties payable by Amgen to SKI under the Amended SKI Agreement on sales of G-CSF Products in Australia, Canada and New Zealand.


5.    Royalties for G-CSF Product Sales in the Republic of China (Taiwan) and
      -----------------------------------------------------------------------
      the Republic of Korea
      ---------------------

          a.   Acknowledgements. The parties hereto acknowledge the following:
               ----------------
following:

               (1) Pursuant to that certain G-CSF Republic of China and Republic of Korea License Agreement dated October 20, 1988, by and between K A and Kirin, as amended ("G-CSF ROC/ROK License Agreement"), Kirin is obligated to pay to K-A royalties on the Sales Value (as defined therein) of G-CSF Products in the Republic of China (Taiwan) and the Republic of Korea equal to ten percent (10%).

               (2) Pursuant to the Amended SKI Agreement, Amgen is obligated to pay to SKI royalties equal to five percent (5%) of Net Sales (as defined therein) of G-CSF Products in the Republic of China and the Republic of Korea (which royalties may be reduced as provided in the Amended SKI Agreement in the event that Amgen pays any royalties on sales of such G-CSF Products in such territory to a third party or parties based upon the patent rights of such third party or parties).

               (3) Pursuant to the G-CSF ROC/ROK License Agreement, K-A is obligated to bear responsibility for all royalties payable by Amgen to SKI pursuant to the Amended SKI Agreement on sales of G-CSF Products in the Republic of China and the Republic of Korea.

          b.   Understandings and Agreements. The parties hereto confirm that,
               -----------------------------
in accordance with the terms of the G-CSF ROC/ROK License Agreement, (i) Kirin shall pay to K-A the royalties payable to K-A under the G-CSF ROC/ROK License Agreement, and (ii) K-A shall pay to SKI all royalties payable by Amgen to SKI pursuant to the Amended SKI Agreement on sales of G-CSF Products in the Republic of China and the Republic of Korea.

          To the extent that K-A realizes a tax benefit from the use of any withholding tax originating from the royalty payments made by Kirin to K-A, after first using all tax withholdings that originated from K-A's business operations, K-A shall pay to SKI the amount of any such benefit realized. Kirin shall provide to K-A, on a timely basis, copies of tax receipts issued by the government of Japan, Republic of China or Republic of Korea relating to the required payments.


6.   Royalties for G-CSF Product Sales in the People's Republic of China.
     -------------------------------------------------------------------

          a.   Acknowledgements. The parties hereto acknowledge the
               ----------------
following:

               (1) Pursuant to that certain License Agreement for the People's Republic of China dated May 29, 1992, by and among K-A, Kirin and Amgen ("PRC License Agreement"), each of Kirin and Amgen is obligated to pay to K-A royalties on Net Sales (as defined therein) of G-CSF Products by each such party in the People's Republic of China equal to five percent (5%).

               (2) Pursuant to the Amended SKI Agreement, Amgen is obligated to pay to SKI royalties equal to five percent (5%) of Net Sales (as defined therein) of G-CSF Products in the People's Republic of China (which royalties may be reduced as provided in the Amended SKI Agreement in the event that Amgen pays to third party or parties based upon the patent rights of such third party or parties royalties on sales of such G-CSF Products in such territory).

               (3) Pursuant to the PRC License Agreement, each of Kirin and Amgen is obligated to bear responsibility for all third party royalties (as described in Section 3.4 of the PRC License Agreement) payable by such party on sales in the People's Republic of China.

          b.   Understandings and Agreements. (i) It is understood and hereby
               -----------------------------
agreed to by the parties that Kirin shall have satisfied its obligations under the PRC License Agreement with respect to the royalties payable by Kirin to K-A on sales of G-CSF Products in the People's Republic of China if Kirin shall pay to K-A royalties equal to the royalties required to be paid by Amgen to SKI under the Amended SKI Agreement with respect to Kirin's sales of G-CSF Products in the People's Republic of China, and (ii) Kirin and Amgen each shall pay all third party royalties, payable by such party on sales of G-CSF Products in the People's Republic of China (as described in Section 3.4 of the PRC License Agreement). K-A hereby agrees that it shall have satisfied its obligations to SKI by virtue of all royalties paid by Amgen to SKI on sales of G-CSF Products in the People's Republic of China.


7.   Royalties for G-CSF Product Sales in the Rest of the World.
     ----------------------------------------------------------

          a.  Acknowledgements. The parties hereto acknowledge the following:
              ----------------

              (1) Pursuant to that certain G-CSF Rest of the World License Agreement dated January 1, 1989 ("ROW Agreement"), by and between K-A and Roche, Roche shall pay royalties to K-A equal to twenty-five percent (25%) of Net Sales (as defined therein) of G-CSF Products in each country where relevant patents exist until August 22, 2006 (subject to reduction to sixteen percent (16%) of such Net Sales of G-CSF Products in applicable countries in the event of significant unlicensed competition by third parties in such countries, as described in the ROW Agreement), and sixteen percent (16%) of such Net Sales of G-CSF Products in each country where such patents have expired, or where no patent otherwise exists, until August 22, 2006.

              (2) Pursuant to that certain Supply Agreement between Amgen and K-A, dated January 1, 1989 ("Supply Agreement"), (a) Amgen has agreed to supply K-A with Roche's requirements of G-CSF Products pursuant to the ROW Agreement, and (b) K-A has agreed to pay to Amgen two (2) times Amgen's cost of G-CSF Products supplied by Amgen to K-A pursuant to the Supply Agreement (manufactured at standard cost), as determined by Amgen (collectively, the "K-A Product Payments").

              (3) Pursuant to the Amended SKI Agreement, Amgen is obligated to pay to SKI royalties equal to five percent (5%) of net sales of G-CSF Products in the world other than the United States (which royalties may be reduced as provided in the Amended SKI Agreement in the event that Amgen pays any royalties on sales of such G-CSF Products in such territory to a third party or parties based upon the patent rights of such third party or parties).

          b.  Understandings and Agreements. It is understood and hereby agreed
              -----------------------------
by the parties that K-A shall have satisfied its obligations under the Supply Agreement to pay the K-A Product Payments to Amgen in accordance with the ROW Agreement if (i) K-A shall pay to SKI all royalties payable by Amgen to SKI pursuant to the Amended SKI Agreement on sales of G-CSF Products in the world other than the territories covered by the G-CSF United States License Agreement, the G-CSF Japanese License Agreement, the G-CSF European License Agreement, the G-CSF Australian License Agreement; the G-CSF ROC/ROK License Agreement and the PRC License Agreement (together with the ROW Agreement and as amended through the date hereof, collectively "License Agreements"), and (ii) other than as herein provided (e.g., the People's Republic of China), K-A shall pay all royalties to third parties in every territory throughout the world.


8.   Further Instruments.
     -------------------

          Each party hereto agrees to perform any and all further acts and to execute and deliver any and all further documents and instruments which may be reasonable or necessary to carry out the purposes of this Amendment and the Shareholder Agreement, as amended.


9.   Ratification and Integration.
     ----------------------------

          Except to the extent provided herein, the provisions of the Shareholders' Agreement and the License Agreements, as amended through the date hereof, are hereby ratified and confirmed in all respects. Without limiting the foregoing, the Shareholder's Agreement (as amended through the date hereof and including this Amendment), together with the License Agreements (as amended through the date hereof, including the amendments effected by this Amendment), constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and supersedes all other agreements, whether oral or written, express or implied, with respect to the subject matter hereof. This Amendment may not be amended or modified except by a written instrument signed by the parties hereto.


10.  Governing Law and Severability.
     ------------------------------

          This Amendment shall be construed under and in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of law). If any provision of this Amendment is deemed invalid or unenforceable by a court of competent jurisdiction, such invalidity or enforceability shall not affect or limit the validity or enforceability of any other provision hereof.


11.  Counterparts.
     ------------

          This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 8 to be duly executed as of May 28, 1993.


                               KIRIN BREWERY CO., LTD., a Japanese corporation


                              By /s/ T. Sasahara
                                 ---------------
                                    Toru Sasahara,
                                    President, Pharmaceuticals
                                    Division


                               AMGEN INC.,
                               a Delaware corporation


                               By /s/ Lowell E. Sears
                                  -------------------
                                    Lowell E. Sears, Sr. Vice
                                    President


                               KIRIN-AMGEN, INC.,
                               a Delaware corporation



                               By /s/ Lowell E. Sears
                                  -------------------
                                    Lowell E. Sears, President